CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS


                                   FORM 8-K/A


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934.


       Date of Event: September 23, 2002 (date of earliest event reported)



                                CYBER SOCCER, INC
                                -----------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
         (State or other jurisdiction of incorporation or organization)



                               0-29635 88-0360534
                               ------- ----------
          (Commission File Number) (IRS Employer Identification Number)

                 268 West 400 South, Suite 300, Salt Lake City,
                   Utah 84101 (Address of principal executive
                                    offices)

                                 (801) 575-8073
                                 --------------
              (Registrant's telephone number, including area code)








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ITEM 4. Changes in Registrant's Certifying Accountant

On September 23, 2002, Andersen, Andersen & Strong. L.C. ("Andersen") resigned as Cyber Soccer, Inc's. ("Soccer") auditor. Andersen is discontinuing its SEC audit practice. The audit report of Andersen for the two most recent fiscal years of 2000 and 2001 have not contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles as discussed in Item 304(a)(ii) of Item 304. Except as noted when there is doubt about it's ability to continue as a going concern." The decision to change accountants was approved by a unanimous consent to action by the Director of Soccer.

 The audit reports of Andersen for the fiscal year 2000 and the most recent fiscal year, 2001, and subsequent interim periods (the "reporting periods") have not contained any disagreements with respect to the accounting or auditing issues as discussed in Item 304(a)(iv) of Regulation S-B.

Soccer provided Andersen a copy of this report prior to filing it with the Securities Exchange Commission ("SEC"). Soccer requested that Andersen furnish Soccer with a consent letter stating whether Andersen agrees with the above statements, a copy of which is filed as Exhibit 16(ii) to this Form 8-K.

On September 23, 2002, Soccer retained Jones Simkins L.L.P., of Logan, Utah ("Jones"), to be its principal accountant, engaged to audit Soccer's financial statements. This action was taken to replace the Utah based firm of Andersen, Andersen & Strong, L.C. ("Andersen"). Andersen and Soccer have had no disagreements over management practices or accounting policies. The change in auditors becomes effective September 23, 2002. Soccer's Board of Directors approved the engagement of Jones as the principal accountant.

During Soccer's two most recent fiscal years and subsequent interim period prior to engaging Jones [new accountants], Soccer (or anyone on its behalf) did not consult with Jones regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

Soccer provided Jones with a copy of this report prior to filing it with the SEC. Soccer requested that Jones furnish Soccer with an consent letter, addressed to the SEC, stating whether Jones agrees with the above statements. A copy of that consent letter, dated September 23, 2002, is attached hereto, as Exhibit 16(i). Also attached, as Exhibit 16(ii), is the consent to change of auditing firms, from Andersen.

                    ITEM 7. Financial Statements and Exhibits
The following exhibits are included as part of this report:


  Exhibit No.     Page No.    Description
--------------- ------------  ------------------------------------------------------------------------------------------

     16(i)           3        Consent letter from Jones Simkins L.L.P.

    16(ii)           4        Consent of Andersen, Andersen & Strong, L.C. to change in independent auditors.
    16(iii)          5        Letter in reference to amended Form 8-K




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                                                    SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 30th day of October, 2002.

      Cyber Soccer Inc.


      /s/ Richard Surber
      ------------------------------------
      Richard Surber, President



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                              Jones Simkins L.L.P.
                                  P.O. Box 4747

                              Logan, UT 84323-0747

                               Phone: 435-752-1510

                          Certified Public Accountants


Exhibit 16(i)

September 23, 2002

Securities and Exchange Commission
450 Fifth Street. N.W.
Washington, D.C. 20549



Re: Cyber Soccer, Inc.
                     -



We have read the statements, that we understand Cyber Soccer, Inc. will include under Item 4 of the form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.

Yours truly,

/s/ Jones Simkins L.L.P.

Jones Simkins L.L.P.





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                        ANDERSEN, ANDERSEN & STRONG. L.C.
                          Certified Public Accountants



Exhibit 16(ii)



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the change in Cyber Soccer, Inc. ("Soccer") Certifying Accountant as described in Item 4 of Soccer's Form 8-K dated September 23, 2002, filed with the Securities and Exchange Commission. We have read the first paragraph of Item 4 and are in agreement with the statements contained therein.

/s/ Andersen, Andersen & Strong, L.C.
Andersen, Andersen & Strong, L.C.
Salt Lake City, Utah
September 23, 2002





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


                        ANDERSEN, ANDERSEN & STRONG. L.C.
                          Certified Public Accountants



Exhibit 16(iii)



                     LETTER IN REFERENCE TO AMENDED FORM 8-K

We consent to the change in Cyber Soccer, Inc. ("Soccer") Certifying Accountant as described in Item 4 of Soccer's Form 8-K/A as amended dated October 30, 2002, filed with the Securities and Exchange Commission. We have read the first, second and fifth paragraphs of Item 4 and are in agreement with the statements that relate to Andersen.


Andersen, Andersen & Strong, L.C.
Salt Lake City, Utah
October 30, 2002






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